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                                                                   Exhibit 10.15

                        FOURTH AMENDMENT TO OFFICE LEASE

         THIS FOURTH AMENDMENT TO OFFICE LEASE is made as of the 1st day of April, 1999 by and between LEPERCQ CORPORATE INCOME FUND L.P., as successor-in-interest to PGA PROFESSIONAL CENTER, LTD. ("Landlord") and THE WACKENHUT CORPORATION ("Tenant").

                              W I T N E S S E T H :

         WHEREAS, Landlord and Tenant are parties to a certain Office Lease dated April 18, 1995, as amended by a First Amendment to Office Lease dated November 3, 1995, a Second Amendment to Office Lease dated August 1, 1996 and a Third Amendment to Office Lease dated December 10, 1997 (the Office Lease as amended is hereinafter collectively referred to as the "Lease");


         WHEREAS, Landlord and Tenant desire to further modify the Lease as hereinafter set forth.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. The foregoing recitals are true and correct and are incorporated herein by reference.

         2. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Lease.

         3. The Lease is in full force and effect. Neither Landlord nor Tenant is in default thereunder, and to the knowledge of Landlord and Tenant, no events have occurred which would, with the giving of notice or the passage of time, or both, constitute an event of default under the Lease.

         4. As of April 1, 1999 (the "Expansion Date"), Tenant hereby leases from Landlord approximately 2,859 square feet located in the Building (the "Expansion Space") which was previously occupied by Tambone Real Estate Development Corporation ("Tambone"). The parties acknowledge that Tenant has dealt directly with Tambone as to the takeover of the Expansion Space. Landlord shall have no liability to




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Tenant for any failure or refusal by Tambone to surrender the Expansion Space to
Tenant on the Expansion Date or for any holding over related to the Expansion Space or any consequential or other damages that Tenant may suffer as a result of any delay in obtaining possession of the Expansion Space.

         5. Tenant's occupancy of the Expansion Space shall be subject to all of the terms and conditions of the Lease, as modified by this Amendment, except that from and after the Expansion Date (a) the Annual Rental payable under the Lease shall be increased by $54,778.44 and (b) Tenant's proportionate share shall be increased to one hundred (100%) percent.

         6. Anything in Paragraph 5(a) above to the contrary notwithstanding, if and so long as Tenant is not in default under this Lease beyond any grace period, Tenant shall be entitled to a monthly rent credit equal to $4,564.87, commencing on the Expansion Date and continuing for a total of four (4) months for a total rent credit of $18,259.48.

         7. Sections 38 and 39 of the Lease are hereby deleted.

         8. Except as thereby modified, the Lease remains in full force and effect. In the event of any conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall govern.




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                  IN WITNESS WHEREOF, this Fourth Amendment to Office Lease has been executed as of the day and year first above written.


     LANDLORD:                     LEPERCQ CORPORATE INCOME
                                   FUND L.P.
                                   By: Lex GP-1, Inc.




                                   By: /s/
                                       -----------------------------------------
                                       Name:
                                       Title:



     TENANT:                       THE WACKENHUT CORPORATION



                                   By: /s/ Francis E. Finizia
                                       -----------------------------------------
                                       Name: Francis E. Finizia
                                       Title: Corporate Counsel and
                                              Assistant Secretary





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